Exhibit 10(ii)

                              AMENDED AND RESTATED
                        1993 DIRECTORS' STOCK OPTION PLAN
                        ---------------------------------
                                       OF
                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
                  ---------------------------------------------


     1. Purpose. The Plan is designed to promote the interest of The National Bank of Indianapolis Corporation ("Company") and The National Bank of Indianapolis (the "Bank"), a Subsidiary of the Company, through the granting of nonqualified stock options to the members of the Board of Directors of the Company and the Bank who are serving as Directors as of the date hereof ("Directors").

     2. Administration.

     (a) The Plan shall be administered by a committee of not less than three directors of the Company ("Committee") who shall be designated from time to time by the Board of Directors. No non-employee director of the Company eligible to receive to grants of options under the Plan or who, during the one year period prior to any proposed service as a member of the Committee under the Plan, was granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates shall be eligible to serve as a member of the Committee, except as may be otherwise provided for "disinterested administration" in Rule 16b-3(c)(2) of the Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties.

     (b) Notwithstanding any other provisions of the Plan, the Committee shall have authority (i) to grant options; (ii) to determine the number of shares to be made the subject of options; (iii) to determine the option period; (iv) to determine the time or times at which options will be granted; (v) to determine other conditions and limitations, if any, applicable to the exercise of options; and (vi) to determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any Director upon exercise of an option and the nature of the events, if any, and the duration of the period, in which any Director's rights in respect of shares acquired upon exercise of an option may be forfeited. Each option granted under the Plan to a Director shall be evidenced by a written stock option agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan. Notwithstanding the foregoing, the Committee shall have no authority to alter the option price specified in paragraph 5 or the option period specified in paragraph 6 with respect to any options granted under the Plan.

     (c) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind such rules and regulations as it may deem appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determination and interpretations shall be final and conclusive.

     (d) Neither the Plan nor any stock option agreement executed hereunder shall constitute a contract of employment. Participation in the Plan does not give any Director the right to be retained, nominated or reelected as a Director of the Company or the Bank.

     3. Shares Covered by the Plan. The stock to be subject to options under the Plan shall be shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee may from time to time determine. Subject to the provisions of paragraph 10, the maximum number of shares to be delivered upon exercise of all options granted under the Plan shall not exceed one hundred fifty thousand (150,000) shares. Shares covered by an option that remain unpurchased upon expiration or termination of the option may be made subject to further options. No individual shall be eligible to participate in the Plan or receive options on the basis of his or her status as a Director of more than one entity.

     4. Eligibility. Only those individuals who are non-employee Directors of the Company or its Subsidiaries shall be eligible to receive grants of options under the Plan. The Chairman of the Board shall not be eligible to receive grants of options under the Plan. Each such Company Director as of the date the Plan is adopted by the Board of Directors shall receive options to acquire four thousand (4,000) shares of Company stock. Individuals who are elected to serve as Company Directors thereafter shall receive such options to acquire shares of Company stock as shall be determined by the Committee in its discretion.

     5. Option Price. The option price per share of stock under each option granted to a Director hereunder shall be the greater of Ten Dollars ($10.00) per share or the fair market value of the share on the date the option is granted. For all purposes of the Plan, the term "fair market value" shall be the mean between the reported closing bid and asked prices for the shares of common stock of the Company as quoted by the North American Securities Dealers Automated Quotation System ("NASDAQ"). If the common stock of the Company is not quoted by NASDAQ, the fair market value shall be determined by the Committee based upon quotations of the entities which make a market in Company stock and such other factors as the Committee shall deem appropriate. If the common stock of the Company is not quoted by entities which make a market in the Company's stock, the fair market value shall be determined by the Committee based upon such factors as the Committee deems appropriate.

     6. Option Period. No option period shall exceed ten (10) years from the date of grant of such option.

     7. Vesting and Exercise of Options.

     (a) Options granted to Directors hereunder shall vest in and thereby become immediately exercisable on the date on which such options are granted.

     (b) Effective on the date a Director ceases to be a Director for any reason other than death or permanent and total disability, such options shall terminate and shall not be exercisable. If a Director dies or becomes permanently and totally disabled, all unexercised option shares may be exercised within one (1) year from the date his status as a Director ceases for such reason (but not later than the option expires pursuant to its terms). During such period, subject to the limitations of the option grant, the optionee, his guardian, attorney-in-fact, or personal representative, as the case may be, may exercise the option. As used herein, "permanent and total disability" shall have the same meaning ascribed to such term by Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

     8. Payment for Stock. Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Such payment may be made in (a) cash or (b) at the discretion of the Committee, by delivering whole shares of common stock of the Company (the "Delivered Stock") or a combination of cash and Delivered Stock. Delivered Stock shall be valued by the Committee at the current fair market value determined as of the date of the exercise of the option, in accordance with the provisions of paragraph 5. No shares shall be issued until full payment for them has been made and the Director shall have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, the Company shall issue a certificate or certificates to the optionee evidencing ownership of the shares purchased pursuant to the exercise of the option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the stock option agreement between the Director and the Company.

     9. Nontransferability. No option shall be transferable, except by the Director's will or the laws of descent and distribution. During the Director's lifetime, his option shall be exercisable (to the extent exercisable) only by him. The option and any rights and privileges pertaining thereto shall not be transferred, assigned, pledged or hypothecated by him in any way, whether by operation of law or otherwise and shall not be subject to execution, attachment, or similar process.

     10. Changes in Stock.

     (a) In the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, conversions, or otherwise, or in the event that other stock shall be converted into or substituted for the present common stock of the Company as the result of any stock conversion, merger, consolidation, reorganization or similar transaction which constitutes a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price, and kind of shares available under the Plan and in the number, price and kind of shares covered under any options granted or to be granted under the Plan. The Committee's determination in this respect shall be final and conclusive. Provided, however, that the Company shall not, and shall not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options theretofore granted and agrees to assume and perform the obligations of the Company and its Successor hereunder.

     (b) In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than the class of stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each Director shall have the right to purchase (i) that number of shares of common stock of the

Successor which have a fair market value equal, as of the date of such Change in Control of the Company, to the fair market value, as of the date of such Change in Control, of the shares of common stock of the Company theretofore subject to his option and (ii) for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the shares of common stock of the Company theretofore optioned to the optionee.

     11. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.

     12. Investment Representations. Unless the shares subject to an option are registered under the Securities Act of 1933, as amended, each Director, in the stock option agreement between the Company and the Director, shall agree for himself and his legal representatives that any and all shares of common stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Any share issued pursuant to an exercise of an option subject to this investment representation shall bear a legend evidencing such restriction.

     13. Amendment and Discontinuance. The Board of Directors may, at any time, without the approval of the stockholders of the Company, (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend, or discontinue the Plan, but may not, without the consent of the holder of an option, make any alteration which would adversely affect an option previously granted under the Plan.

     14. Liability. No member of the Board of Directors, the Committee or officers or employees of the Company or the Bank shall be personally liable for any action, omission or determination made in good faith in connection with the Plan.

     15. Effective Date and Duration. This Plan shall become effective upon its approval by a majority of the shares of the Company's common stock. No option may be exercised until the Plan has been approved by the shareholders of the Company. On May 31, 2003, the Plan shall expire except as to outstanding options which options shall remain in effect until they have been exercised, terminated, or have expired.

     16. Miscellaneous.

     (a) The term "Board" or "Board of Directors" used herein shall mean the Board of Directors of the Company, unless the context clearly requires otherwise, and to the extent that any powers and discretion vested in the Board of Directors are delegated to any committee of the Board, the term "Board of Directors" shall also mean such committee.

     (b) The term "Subsidiary" or "Subsidiaries" used herein shall mean any banking institution or other corporation more than fifty percent (50%) of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

     (c) The term "Change in Control of the Company" used herein shall mean (i) any merger, consolidation or similar transaction which involves the Company or any

Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent (50%) of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any Company-sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company or any Subsidiary) of more than twenty-five percent (25%) of the outstanding common stock of the Company or any Subsidiary;
(iv) during any period of two (2) consecutive years during the term of the Plan specified in paragraph 15, individuals who at the date of the adoption of the Plan constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of such period has been approved by directors representing at least a majority of the directors then in office who were directors on the date of the adoption of the Plan; or (v) a majority of the Board of Directors or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company shall not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.

AMENDED AND RESTATED AS OF JUNE 21, 2001

                                THE NATIONAL BANK OF INDIANAPOLIS CORPORATION

                                By: /s/ Morris L. Maurer
                                    -------------------------------------------
                                    Morris L. Maurer, President

ATTEST:

/s/ Morris L. Maurer
----------------------------------------
Michael S. Maurer, Chairman of the Board